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                                                                    EXHIBIT 99.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER


     I, Neil M. Ebner, Vice President, Finance and Chief Financial Officer of UBICS, Inc. do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q/A of UBICS, Inc. for the quarterly period ended September 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C.
         78m),


          and

     (2) the information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of UBICS, Inc.


Dated: January 8, 2003


                             By: /s/ Neil M. Ebner
                             ---------------------------------------------------
                             Neil M. Ebner
                             Vice President, Finance and Chief Financial Officer